Semi
Annual
Report

[GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2003


TEMPLETON GLOBAL
INCOME FUND, INC.





     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

SHAREHOLDER LETTER




--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS:TEMPLETON GLOBAL INCOME FUND SEEKS HIGH, CURRENT INCOME, WITH A SECONDARY GOAL OF CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN INCOME-PRODUCING SECURITIES, INCLUDING DEBT SECURITIES OF U.S. AND FOREIGN ISSUERS, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's semiannual report covering the period ended February 28, 2003. During the six months under review, global bond markets generally benefited from continued disinflation and sluggish economic growth among the world's largest economies. Many major central banks, particularly in the U.S. and Europe, eased monetary policy in efforts to cushion the impact of faltering global and domestic demand.

The U.S. economy experienced improving, albeit relatively slow growth in domestic demand during the six-month reporting period. The industrial sector began to recover, while the services sector remained expansionary. Having kept interest rates unchanged for 11 months, the U.S. Federal Reserve Board reduced interest rates in November 2002 from 1.75% to 1.25% following increased risks to a

CONTENTS


Shareholder Letter .........  1

Performance Summary ........  9

Important Notice
to Shareholders ............ 10

Financial Highlights &
Statement of Investments ... 11

Financial Statements ....... 16

Notes to
Financial Statements ....... 19





EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

fragile economic recovery amid growing economic and geopolitical uncertainty. Consumer spending proved to be fairly resilient, in part due to continued low consumer, auto and mortgage financing costs. Persistent unemployment rates failed to diminish consumer spending, which limited inflationary pressures. However, consumer price inflation began to rise as a result of increased energy costs due to building geopolitical pressures in the Middle East and reduced oil supply stemming from interrupted Venezuelan oil production. While war concerns put some downward pressure on the U.S. dollar, changes in underlying fundamentals were primary drivers of the U.S. dollar's movement, in particular, the balance-of-payment financing. The deteriorating U.S. balance-of-payment position led to increased concern about greater reliance on debt issuance, as opposed to capital flows from direct and equity investment, needed to finance current account and fiscal deficits.

Economic growth in the European Monetary Union (EMU) remained sluggish. Weak domestic demand and currency strength has helped cap inflationary pressures. Overall, EMU inflationary pressures began to reflect consumer price disinflation trends in the larger economies of Germany and France. The European Central Bank reduced official rates from 3.25% at the beginning of the period to 2.75% by February 28, 2003, amid greater risks of inflation. The euro's significant appreciation somewhat reflected U.S. economic imbalances, but also the strength of the EMU's current account positions and positive yield differentials relative to the U.S.


[SIDEBAR]

WHAT IS BALANCE OF PAYMENTS?

BALANCE OF PAYMENTS IS A RECORD OF ALL OF A COUNTRY'S EXPORTS AND IMPORTS OF GOODS AND SERVICES, BORROWING AND LENDING WITH THE REST OF THE WORLD DURING A PARTICULAR TIME PERIOD. IT HELPS A COUNTRY EVALUATE ITS COMPETITIVE STRENGTHS AND WEAKNESSES AND FORECAST THE STRENGTH OF ITS CURRENCY.

In Asia and the Pacific Rim, the Japanese economy continued to be challenged by consumer price deflation and weak domestic demand. Economic conditions continued to create a need for the government to increase inflation, spur consumption and address the debt burden. These policy objectives imply rising interest rates amid a stronger currency, which would adversely affect bond performance and Japan's recently strong export position. Australia and New Zealand were among the top-performing economies. Strong domestic demand drove import growth, which, combined with a drought that negatively impacted commodity exports, contributed to a reversal in the previous improvement of the current account position. Nonetheless, positive growth and yield differentials relative to the U.S.
drove strong currency gains and overall bond market returns during the period.

For the six months ended February 28, 2003, global bond markets generated positive returns, and the J.P. Morgan Global Government Bond Index (JPM GGBI) rose 4.48% in local currency terms. 1 In U.S. dollar terms, the JPM GGBI returned 8.67% as most major foreign currencies appreciated versus the U.S. dollar based on a multitude of concerns, including the prospect of war in the Middle East, but primarily on the mounting U.S. current account deficit. By regions and countries according to the JPM GGBI, New Zealand and Australia were among the top-performing bond markets in developed countries, returning 25.75% and 17.05% in U.S. dollar terms for the six months under review. European bonds followed, returning 15.62% with EMU countries delivering 16.96% and the U.K. generating 6.58%. In North America, Canada and the U.S.


[SIDEBAR]

WHAT ARE CURRENT AND CAPITAL ACCOUNTS?

A CURRENT ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS WHERE ALL OF ONE COUNTRY'S INTERNATIONAL TRANSACTIONS IN GOODS AND SERVICES ARE RECORDED. A CAPITAL ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS THAT MEASURES THE FLOWS OF INVESTMENTS IN AND OUT OF ONE COUNTRY.




1. Source: J.P. Morgan. The unmanaged JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged, expressed in terms of $US and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

returned 7.92% and 4.79%. In Asia, Japanese bonds returned 2.06% in U.S. dollar terms. 1

A continuing element of risk aversion hampered U.S. securities markets during the period. Given uncertainty surrounding U.S. economic and corporate profitability trends, domestic stock markets declined 7.29% for the six months ended February 28, 2003, as measured by the broad Standard & Poor's 500 Composite Index (S&P 500). 2 However, with U.S. yields at historically low levels and many other developed economies easing monetary conditions to accommodate a softer business cycle, higher yielding U.S. assets began to attract more capital inflows. High yield credit risk premiums, or interest rate spreads over U.S. Treasuries, fell from 9.2% at the beginning of the period to 8.7% on February 28, 2003, as measured by the J.P. Morgan Domestic High Yield Index. 3 Emerging debt markets benefited from a similar government/corporate bond dynamic. Lower interest rates in developed economies can generally benefit emerging market borrowers, because reduced financing costs can attract investors seeking higher returns outside developed countries. As a result, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) over U.S. Treasuries declined to 6.59% at the end of the period compared with 8.12% at the beginning. 4



GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:


         Short-Term Investments   Middle East                    Latin     Australia &
Europe   & Other Net Assets       & Africa      Canada   Asia    America   New Zealand
64.1%    5.1%                     0.2%          2.2%     5.1%    11.5%     11.8%


2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
3. Source: J.P. Morgan. The J.P. Morgan Domestic High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated domestic high yield corporate debt market.
4. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Nearly every region in the JPM EMBIG posted positive results. Continued improvement in Europe's and Asia's underlying economic and credit fundamental trends contributed to regional bond performances of 18.75% and 4.82% during the period. 4 Performance was less consistent within Latin America; however, the region returned 15.52% primarily as a result of Brazil's post-election "relief rally" and its large weighting in the JPM EMBIG. 4 The Fund's core emerging market holdings in Russia, Colombia, Bulgaria, Ukraine, Mexico and the Philippines returned 22.35%, 20.87%, 10.42%, 10.41%, 9.60% and 4.23%, respectively, during the six months under review. 4

The Russian bond market's strong performance was partially due to continued steady improvement in underlying economic and credit fundamentals over the past couple of years. Russia's international reserve accumulation, or increase in the country's stock of hard currency holdings, ended the period at nearly US$53 billion, the highest since 1998, illustrating Russia's robust balance-of-payment position, which itself is a function of strong exports and capital flows into the country. 5 Ongoing structural reforms, including tax and property laws, could improve the investment climate and support a return of foreign direct investment to the country. An example of this was British Petroleum's recent announcement of its US$6.75 billion investment into the Russian oil venture Tyumen Oil, which will be one of the largest foreign investments in Russian history. 6 While higher oil prices contributed to overall economic strength, its prudent debt and fiscal management allowed Russia to bolster its underlying credit position through early repayment of obligations and decreased reliance on external financing. During



5. Source: The Central Bank of the Russian Federation, 3/7/03.
6. Source: Tyumen Oil Company press release, 3/7/03 (www.tnk.ru).

the period, Russia's foreign currency sovereign debt was upgraded by certain independent international credit rating agencies, including Standard & Poor's and Moody's Investors Service's single notch upgrades to BB and Ba2.


PORTFOLIO NOTES
Within this environment, Templeton Global Income Fund posted cumulative total returns of 11.54% in market price terms and 13.74% in net asset value terms for the six months ended February 28, 2003, as shown in the Performance Summary on page 9. The JPM GGBI, which measures and tracks bonds from around the world, posted an 8.67% cumulative total return in U.S. dollar terms for the same period. 1 We attribute the Fund's performance in part to its strategic allocation of approximately 26% of total net assets (by period-end) primarily in U.S. dollar-denominated emerging market debt with the remainder primarily in developed industrial market bonds. We believe this combination of bonds offered the opportunity for attractive long-term returns with modestly higher short-term volatility.

The Fund's overall geographic allocations changed only slightly during the period. Our holdings in North America were relatively static while those of Europe increased modestly, and at period-end North America and Europe represented 2.2% and 64.1% of total net assets. In North America, the Fund's allocation solely represented Canadian investments, reflecting our strategic positioning away from a sinking U.S. dollar. The European allocation shifted as we diversified assets around the region, reducing French bond exposure to 4.4% of total net assets. Portfolio exposure to German bonds



GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:


Government Bonds  Short-Term Investments & Other Net Assets
94.9%             5.1%
remained even at around 11% of total net assets throughout the six months under review. We increased portfolio exposure to Sweden and Norway, and by period-end allocations to those countries rose to 7.3% and 2.9% of total net assets. Additionally, we established new positions in Austria and Finland. In emerging markets, the Fund had no exposure to Argentina and Brazil, increased allocation to Bulgaria and Ukraine and slightly reduced its positions in Mexico and the Philippines. We established new positions in Hungary reflecting our positive views of the prospects for interest rate conversion and European Union membership, and also bought Colombian and South African bonds.


OUTLOOK
Looking forward, we are generally optimistic about the global bond market's near-term prospects, in light of constrained economic growth, favorable inflationary trends and accommodative monetary policy. We believe the Fund's positioning at period-end reflected three central points in our global outlook. First, with regard to currencies we hold a defensive view on the U.S. dollar and Japanese yen, yet remain positive on the euro, other currencies within Europe, and those of Australia and New Zealand. Second, we maintain a positive long-term outlook for the prospect of a narrowing in spreads across the yield curves of the EMU, other European countries, Australia and New Zealand relative to U.S. Treasury yields. Third, within the emerging markets, we maintain a defensive outlook with regard to Brazil and a generally positive outlook for countries where we are seeing sound economic policy and prudent debt management, such as those of eastern Europe and Asia.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your investment needs in the years ahead, and we welcome your comments and suggestions.


Portfolio Management Team
Templeton Global Income Fund



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION


                                CHANGE        2/28/03    8/31/02
-----------------------------------------------------------------
Net Asset Value (NAV)           +$0.72         $8.01      $7.29
Market Price (NYSE)             +$0.57         $7.92      $7.35

DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                 $0.26




PERFORMANCE
                          6-MONTH    1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV   13.74%     21.60%  46.54%    123.80%

  Based on change in
  market price             11.54%     25.19%  58.86%    118.66%

Average Annual Total Return 1
  Based on change in NAV   13.74%     21.60%   7.94%      8.39%

  Based on change in
  market price             11.54%     25.19%   9.70%      8.14%



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS


--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights


                                              SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003 -----------------------------------------------
                                                (UNAUDITED)      2002      2001       2000      1999      1998
                                                ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........      $7.29       $6.99     $7.06      $7.50     $7.67     $8.35
                                                ---------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................        .21         .45 b     .56        .60       .61       .60
 Net realized and unrealized gains (losses) ..        .76         .39 b    (.11)      (.46)    (.18)      (.71)
                                                ---------------------------------------------------------------
Total from investment operations .............        .97         .84       .45        .14       .43      (.11)
                                                ---------------------------------------------------------------
Capital share repurchases ....................         --          --       .03        .02       .01       .03
                                                ---------------------------------------------------------------
Less distributions from:
 Net investment income .......................       (.26)       (.34)     (.31)      (.60)     (.60)     (.60)
 Net realized gains ..........................         --          --        --         --      (.01)       --
 Tax return of capital .......................         --        (.20)     (.24)        --        --        --
                                                ---------------------------------------------------------------
Total distributions ..........................       (.26)       (.54)     (.55)      (.60)     (.61)     (.60)
                                                ---------------------------------------------------------------
Net asset value, end of period ...............      $8.00       $7.29     $6.99      $7.06     $7.50     $7.67
                                                ---------------------------------------------------------------
Market value, end of period c ................    $7.9200     $7.3500   $6.5500    $6.1875   $6.5625   $6.4375
                                                ---------------------------------------------------------------
Total return (based on market value per share) c   11.54%      21.32%    15.44%      3.97%    11.29%   (7.69)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............ $1,036,871    $944,602  $763,696   $797,122  $862,788  $891,785
Ratios to average net assets:
 Expenses ....................................       .74% d      .75%      .75%       .75%      .76%      .74%
 Net investment income .......................      5.48% d     6.28% b   8.11%      8.12%     7.70%     7.26%
Portfolio turnover rate ......................     25.50%      82.31%    66.27%    110.36%    66.07%    74.55%



a Based on average weighted shares outstanding effective year ended August 31,
  1999.
b Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
   Net Investment income per share ....................... $(0.09)
   Net realized and unrealized gains (losses) per share ..   0.09
   Ratio of net investment income to average net assets ..  (1.32)%
   Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
c Based on the last sale on the New York Stock Exchange.
d Annualized.

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)


                                                                                  PRINCIPAL
                                                                                   AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.9%
     AUSTRALIA 4.9%
     Government of Australia, 10.00%, 10/15/07 ...............................    24,748,000 AUD  $ 18,361,444
     New South Wales Treasury Corp.:
      6.50%, 5/01/06 .........................................................     9,381,000 AUD     6,007,119
      8.00%, 3/01/08 .........................................................     6,200,000 AUD     4,282,344
     Queensland Treasury Corp.:
      6.50%, 6/14/05 .........................................................    30,258,000 AUD    19,159,207
      6.00%, 7/14/09 .........................................................     4,100,000 AUD     2,627,160
                                                                                                 -------------
                                                                                                    50,437,274
                                                                                                 -------------
     AUSTRIA 2.5%
     Republic of Austria:
      5.875%, 7/15/06 ........................................................     3,300,000 EUR     3,915,953
      5.50%, 10/20/07 ........................................................    15,900,000 EUR    18,960,316
      5.00%, 7/15/12 .........................................................     2,470,000 EUR     2,878,878
                                                                                                 -------------
                                                                                                    25,755,147
                                                                                                 -------------
     BELGIUM 3.5%
     Kingdom of Belgium:
      8.50%, 10/01/07 ........................................................    19,718,000 EUR    26,153,733
      5.00%, 9/28/12 .........................................................     8,340,000 EUR     9,726,794
                                                                                                 -------------
                                                                                                    35,880,527
                                                                                                 -------------
     BULGARIA 2.5%
     Republic of Bulgaria, Reg S, 8.25%, 1/15/15 .............................    22,420,000        25,626,060
                                                                                                 -------------
     CANADA 2.2%
     Government of Canada:
      10.25%, 2/01/04 ........................................................     1,130,000 CAD       805,544
      6.00%, 6/01/11 .........................................................    30,363,000 CAD    21,948,976
                                                                                                 -------------
                                                                                                    22,754,520
                                                                                                 -------------
     COLOMBIA .9%
     Republic of Colombia:
      10.00%, 1/23/12 ........................................................     5,482,000         5,488,852
      11.75%, 2/25/20 ........................................................     4,135,000         4,309,704
                                                                                                 -------------
                                                                                                     9,798,556
                                                                                                 -------------
     DENMARK 3.5%
     Kingdom of Denmark:
      4.00%, 11/15/04 ........................................................    15,570,000 DKK     2,310,804
      8.00%, 3/15/06 .........................................................    86,520,000 DKK    14,370,312
      6.00%, 11/15/11 ........................................................    31,400,000 DKK     5,229,651
      5.00%, 11/15/13 ........................................................    92,320,000 DKK    14,381,323
                                                                                                 -------------
                                                                                                    36,292,090
                                                                                                 -------------

TEMPLETON GLOBAL INCOME FUND, INC.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                   AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     FINLAND 2.7%
     Government of Finland:
      5.00%, 7/04/07 .........................................................    19,300,000 EUR $  22,511,390
      5.00%, 4/25/09 .........................................................     4,390,000 EUR     5,159,960
                                                                                                 -------------
                                                                                                    27,671,350
                                                                                                 -------------
     FRANCE 4.4%
     Government of France:
      8.25%, 2/27/04 .........................................................    27,417,000 EUR    31,253,465
      4.00%, 4/25/09 .........................................................    13,280,000 EUR    14,838,413
                                                                                                 -------------
                                                                                                    46,091,878
                                                                                                 -------------
     GERMANY 10.9%
     Bundesrepublik Deutschland, 5.00%, 1/04/12 ..............................    15,930,000 EUR    18,688,760
     Federal Republic of Germany:
      4.00%, 2/16/07 .........................................................    37,670,000 EUR    42,336,667
      6.00%, 7/04/07 .........................................................    42,923,000 EUR    51,984,841
                                                                                                 -------------
                                                                                                   113,010,268
                                                                                                 -------------
     HUNGARY .5%
     Government of Hungary, 8.50%, 10/12/05 .................................. 1,118,000,000 HUF     5,159,619
                                                                                                 -------------
     IRISH REPUBLIC 1.3%
     Republic of Ireland, 4.25%, 10/18/07 ....................................    11,500,000 EUR    13,046,120
                                                                                                 -------------
     ITALY 4.3%
     Buoni Poliennali del Tesoro, 6.75%, 7/01/07 .............................     7,373,000 EUR     9,140,161
     Government of Italy:
      10.50%, 4/01/05 ........................................................    26,858,000 EUR    33,567,434
      5.00%, 5/01/08 .........................................................     1,573,000 EUR     1,839,140
                                                                                                 -------------
                                                                                                    44,546,735
                                                                                                 -------------
     MEXICO 4.8%
     United Mexican States, 11.375%, 9/15/16 .................................    36,457,000        49,763,805
                                                                                                 -------------
     NETHERLANDS 4.4%
     Government of Netherlands:
      7.75%, 3/01/05 .........................................................    17,753,000 EUR    21,116,392
      5.75%, 2/15/07 .........................................................    20,169,000 EUR    24,081,415
                                                                                                 -------------
                                                                                                    45,197,807
                                                                                                 -------------
     NEW ZEALAND 6.9%
     Government of New Zealand:
      7.00%, 7/15/09 .........................................................    84,480,000 NZD    50,515,337
      6.00%, 11/15/11 ........................................................    36,973,000 NZD    20,994,560
                                                                                                 -------------
                                                                                                    71,509,897
                                                                                                 -------------

TEMPLETON GLOBAL INCOME FUND, INC.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                   AMOUNT A           VALUE
---------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     NORWAY 2.9%
     Kingdom of Norway:
      5.75%, 11/30/04 ........................................................    69,320,000 NOK $   9,810,477
      6.75%, 1/15/07 .........................................................   126,500,000 NOK    18,784,651
      5.50%, 5/15/09 .........................................................    13,700,000 NOK     1,970,951
                                                                                                 -------------
                                                                                                    30,566,079
                                                                                                 -------------
     PANAMA .7%
     Republic of Panama, 8.875%, 9/30/27 .....................................     7,030,000         7,047,575
                                                                                                 -------------
     PERU .9%
     Republic of Peru, FRN, 4.50%, 3/07/17 ...................................    11,760,000         9,723,015
                                                                                                 -------------
     PHILIPPINES 5.1%
     Republic of Philippines, 10.625%, 3/16/25 ...............................    51,785,000        53,338,550
                                                                                                 -------------
     POLAND .8%
     Republic of Poland, FRN, 7.00%, 10/27/14 ................................     8,443,462         8,544,699
                                                                                                 -------------
     RUSSIA 4.5%
     Federation of Russia:
      Reg S, 11.00%, 7/24/18 .................................................    32,106,000        41,993,011
      Reg S, 12.75%, 6/24/28 .................................................     2,893,000         4,273,806
                                                                                                 -------------
                                                                                                    46,266,817
                                                                                                 -------------
     SOUTH AFRICA .2%
     Republic of South Africa, 8.375%, 10/17/06 ..............................     2,200,000         2,609,750
                                                                                                 -------------
     SPAIN 4.5%
     Government of Spain:
      10.15%, 1/31/06 ........................................................    14,856,000 EUR    19,374,189
      8.80%, 4/30/06 .........................................................    13,342,000 EUR    17,020,447
      4.80%, 10/31/06 ........................................................     2,450,000 EUR     2,830,325
      5.00%, 7/30/12 .........................................................     6,350,000 EUR     7,421,634
                                                                                                 -------------
                                                                                                    46,646,595
                                                                                                 -------------
     SWEDEN 7.3%
     Kingdom of Sweden:
      10.25%, 5/05/03 ........................................................   279,300,000 SEK    33,168,163
      5.00%, 1/15/04 .........................................................     7,800,000 SEK       928,300
      3.50%, 4/20/06 .........................................................    25,565,000 SEK     2,994,671
      6.50%, 5/05/08 .........................................................   100,400,000 SEK    13,190,642
      5.50%, 10/08/12 ........................................................   204,210,000 SEK    25,897,759
                                                                                                 -------------
                                                                                                    76,179,535
                                                                                                 -------------
     UKRAINE 1.1%
     Republic of Ukraine, 11.00%, 3/15/07 ....................................    10,826,760        11,750,001
                                                                                                 -------------

TEMPLETON GLOBAL INCOME FUND, INC.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                  PRINCIPAL
                                                                                   AMOUNT A            VALUE
----------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     UNITED KINGDOM 2.5%
     United Kingdom, 8.50%, 7/16/07 ..........................................    13,941,000 GBP  $  26,121,808
                                                                                                 --------------
     VENEZUELA 4.2%
     Republic of Venezuela, 9.25%, 9/15/27 ...................................    70,205,000         43,132,197
                                                                                                 --------------
     TOTAL LONG TERM INVESTMENTS (COST $909,979,677) .........................                      984,468,274
                                                                                                 --------------



                                                                              SHARES/PRINCIPAL
                                                                                   AMOUNT A
                                                                              ----------------
     SHORT TERM INVESTMENTS 1.4%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio ...........    13,402,846         13,402,846
     New Zealand Treasury Bill, 5.513%, 9/17/03 ..............................     1,200,000 NZD        647,503
                                                                                                 --------------
     TOTAL SHORT TERM INVESTMENTS (COST $13,980,499) .........................                       14,050,349
                                                                                                 --------------
     TOTAL INVESTMENTS (COST $923,960,176) 96.3% .............................                      998,518,623
     OTHER ASSETS, LESS LIABILITIES 3.7% .....................................                       38,352,650
                                                                                                 --------------
     NET ASSETS 100.0% .......................................................                   $1,036,871,273
                                                                                                 --------------


     CURRENCY ABBREVIATIONS:
     AUD-- Australian Dollar
     CAD-- Canadian Dollar
     DKK-- Danish Krone
     EUR-- European Unit
     GBP-- British Pound
     HUF-- Hungarian Forint
     NOK-- Norwegian Krone
     NZD-- New Zealand Dollar
     SEK-- Swedish Krona



a The principal amount is stated in U.S. dollars unless otherwise indicated. b See Note 7 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost .................................................................................   $  923,960,176
                                                                                           --------------
  Value ................................................................................      998,518,623
 Foreign currency, at value (cost $1,176,946) ..........................................        1,685,034
 Receivables:
  Investment securities sold ...........................................................       14,717,191
  Dividends and interest ...............................................................       26,623,590
                                                                                           --------------
      Total assets .....................................................................    1,041,544,438
                                                                                           --------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................        3,501,380
  Affiliates ...........................................................................          499,338
 Distributions to shareholders .........................................................          293,990
 Other liabilities .....................................................................          378,457
                                                                                           --------------
      Total liabilities ................................................................        4,673,165
                                                                                           --------------
Net assets, at value ...................................................................   $1,036,871,273
                                                                                           --------------
Net assets consist of:
 Undistributed net investment income ...................................................   $  (39,410,317)
 Net unrealized appreciation (depreciation) ............................................       76,010,528
 Accumulated net realized gain (loss) ..................................................      (71,087,748)
 Capital shares ........................................................................    1,071,358,810
                                                                                           --------------
Net assets, at value ...................................................................   $1,036,871,273
                                                                                           --------------
Net asset value per share ($1,036,871,273 [DIVIDE] 129,512,767 shares outstanding) .....            $8.00
                                                                                           --------------






                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)


Investment income:
 (net of foreign taxes of $68,073)
 Dividends ................................................................................  $    136,219
 Interest .................................................................................    30,066,891
                                                                                             ------------
      Total investment income .............................................................    30,203,110
Expenses:
 Management fees (Note 3) .................................................................     2,438,823
 Administrative fees (Note 3) .............................................................       621,362
 Transfer agent fees ......................................................................       229,800
 Custodian fees ...........................................................................       123,500
 Registration and filing fees .............................................................        51,000
 Professional fees ........................................................................        97,200
 Directors' fees and expenses .............................................................        46,500
 Other ....................................................................................         3,700
                                                                                             ------------
      Total expenses ......................................................................     3,611,885
                                                                                             ------------
           Net investment income ..........................................................    26,591,225
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................................    14,011,086
  Foreign currency transactions ...........................................................     1,684,261
                                                                                             ------------
      Net realized gain (loss) ............................................................    15,695,347
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................................    82,634,125
  Translation of assets and liabilities denominated in foreign currencies .................       978,631
                                                                                             ------------
      Net unrealized appreciation (depreciation) ..........................................    83,612,756
                                                                                             ------------
Net realized and unrealized gain (loss) ...................................................    99,308,103
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations ...........................  $125,899,328
                                                                                             ------------


                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                            FEBRUARY 28, 2003   AUGUST 31, 2002
                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................   $   26,591,225      $ 48,782,913
  Net realized gain (loss) from investments and foreign
   currency transactions .................................................       15,695,347        (9,376,628)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies ....................................................       83,612,756        52,718,535
                                                                             ---------------------------------
      Net increase (decrease) in net assets resulting from operations ....      125,899,328        92,124,820

Distributions to shareholders from:
 Net investment income ...................................................      (33,673,319)      (37,684,878)
 Tax return of capital ...................................................               --       (21,310,810)
                                                                             ---------------------------------
Total distributions to shareholders ......................................      (33,673,319)      (58,995,688)
Capital share transactions (Note 2) ......................................           43,135       147,777,226
      Net increase (decrease) in net assets ..............................       92,269,144       180,906,358

Net assets:
 Beginning of period .....................................................      944,602,129       763,695,771
                                                                             ---------------------------------
 End of period ...........................................................   $1,036,871,273      $944,602,129
                                                                             ---------------------------------
Undistributed net investment income included in net assets:
 End of period ...........................................................   $  (39,410,317)     $(32,328,223)
                                                                             ---------------------------------





                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains (losses) and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2003, the Fund had repurchased a total of 11,210,400 shares.

At February 28, 2003, there were 200 million shares authorized ($0.01 par value). During the period ended February 28, 2003, 6,265 shares were issued for $43,135 from reinvested distributions.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------
         0.55%          First $200 million
         0.50%          Over $200 million

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         -------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Over $200 million, up to and including $700 million
         0.10%          Over $700 million


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                 Cost of investments .......................  $ 958,727,781
                                                              -------------
                 Unrealized appreciation ...................     88,031,520
                 Unrealized depreciation ...................    (48,240,678)
                                                              -------------
                 Net unrealized appreciation (depreciation)   $  39,790,842
                                                              -------------

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and bond discounts and premiums.

At August 31, 2002, the Fund had tax basis capital losses including $9,690,318 from the merged Templeton Global Governments Income Trust which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................  $   134,135
                  2008 .............................   11,539,262
                  2009 .............................   22,567,406
                  2010 .............................   27,371,582
                                                      -----------
                                                      $61,612,385
                                                      -----------

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $14,188,028 and $7,583,891, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $239,958,238 and $239,293,784, respectively.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


6. MERGER

On August 30, 2002, the Fund acquired the net assets of the Templeton Global Governments Income Trust, an affiliate of the Fund, pursuant to a plan of reorganization approved by Templeton Global Income Fund, Inc. shareholders. The merger was accomplished by a tax-free exchange of 20,171,603 shares of the Fund (valued at $7.29 per shares) for the net assets of the Templeton Global Governments Income Trust, Inc. which aggregated $147,108,224, including $328,685 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $944,602,129.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by the Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $136,219 of dividend income from investment in the Sweep Money Fund.

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 28, 2003

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 28, 2003. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Nicholas F. Brady, Harris J. Ashton, S. Joseph Fortunato and Andrew H. Hines, Jr.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Directors:

                                            % OF          % OF                          % OF        % OF
                                         OUTSTANDING      VOTED                      OUTSTANDING    VOTED
  TERM EXPIRING 2006:          FOR         SHARES        SHARES        WITHHELD        SHARES      SHARES
----------------------------------------------------------------------------------------------------------
  Harris J. Ashton ....... 116,103,935    89.65%        97.91%        2,480,468         1.92%      2.09%
  Nicholas F. Brady ...... 116,284,985    89.79%        98.06%        2,299,418         1.78%      1.94%
  S. Joseph Fortunato .... 116,105,814    89.65%        97.91%        2,478,589         1.91%      2.09%
  Andrew H. Hines, Jr. ... 116,040,873    89.60%        97.86%        2,543,530         1.96%      2.15%

* FRANK J. CROTHERS, EDITH E. HOLIDAY, CHARLES B. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN, FRED R. MILLSAPS AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com














SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN (R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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


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


                      This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund


GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3


GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7


STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.



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FRANKLIN(R) TEMPLETON(R) 100 Fountain Parkway
      INVESTMENTS        P.O. Box 33030
                         St. Petersburg, FL 33733-8030




SEMIANNUAL REPORT
TEMPLETON GLOBAL INCOME FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TLGIM S2003 04/03      [GRAPHIC] Printed on recycled paper